LEASE AGREEMENT

         THIS LEASE  AGREEMENT,  is executed in  duplicate as of this 1st day of
September  1  1997,  between  HAYTER   PROPERTIES,   INC.,  a  Utah  corporation
("Landlord"), and IOMED, INC., a Utah corporation ("Tenant").

                                   WITNESSETH:

         In consideration of the mutual covenants and agreements of the parties hereinafter set forth, it is agreed as follows:

         1. Leased Premises. Landlord has and does hereby lease to Tenant, the entire premises, including all appurtenances and improvements located at 3385-3395 West 1820 South, Salt Lake City, Utah, comprised of approximately 17,986.94 square feet of office, manufacturing, assembly and warehouse space, for the term and upon the rental, conditions and covenants as the parties herein set forth.

         2. Term. The initial term of this lease shall be twenty-eight (28) months, commencing September 1, 1997, and ending at midnight, December 31, 1999. Tenant shall have the option to extend this lease for two (2) successive one-year options (option periods) upon giving Landlord six months prior written notice before each such exercise. All terms and conditions for the option periods shall be the same as the initial term, as provided herein, except that the rent for said option periods may be increased as set forth in paragraph 3 below.

         3. Rent. Rent hereunder shall be payable as follows:

                  (a) Rent Over Initial Term: Tenant agrees to pay as rent to Landlord the sum of Two Hundred Twenty-four Thousand Dollars ($224,000.00) payable at the rate of Eight Thousand Dollars ($8,000.00) per month for the 28 months of the initial lease term;

                  (b) Base Rent Over Option Periods: Rent over each of the option periods granted hereunder shall continue at the rate of Ninety-Six Thousand Dollars ($96,000.00) per year, to which shall be added an amount equal to the total sum (if any) by which real property taxes, assessments and yearly premiums for insurance procured by Landlord under paragraph 16(a) of the Lease, and payable by Landlord during the twelve months immediately preceding the option period exceeds the total of such taxes, assessments and insurance paid by Landlord during calendar year 1997. In no event, however, shall any single annual increase during the option periods exceed Three Percent (3%) of the total rent payable over the twelve months immediately preceding the effective option period.)

                  (c) All rent shall be paid in legal tender of the United States, deposited to the account of Hayter Properties, Inc., at First Security Bank of Utah, account no. 051-017-9856, or at such other place or by such other method as Landlord may direct in writing. Each payment hereunder is due on the first day of each calendar month of the term herein. Any payment received after the 15th day of the month it is due shall bear and include interest at an annual rate of 18% (as provided in paragraph 30 below), calculated from the 1st day of said month.

         4. Authorized Uses. Tenant shall use the leased premises to conduct business in medical and consumer product research, development and manufacturing, and for no other purposes without the written consent of Landlord first being had and obtained, which consent shall not be unreasonably withheld or delayed. All such use shall be subject to restrictions of applicable zoning ordinances and restrictions and all relevant codes, laws and statutes.

         5. Prohibited Uses. Tenant will not keep, use or sell, or allow to be kept, used or sold in or about the leased premises, any article or material which is prohibited by law or which would render the fire insurance policies in force with respect to the premises void or voidable. Tenant will further strictly observe all environmental laws and regulations, together with all other laws and regulations governing the storage of toxic substances and will not dispose of such substances on or near the leased premises.

         6.       Repair and Care of Building.

                  (a) Tenant will not commit any waste of the demised premises, nor shall it use or permit the use of the premises in violation of any present or future law of the United States or of the State of Utah, or in violation of any municipal ordinance or regulation applicable thereto.

                  (b) Tenant agrees to keep and maintain the interior and exterior of the building and all the improvements on the premises and the grounds, including sprinklers, landscaping and asphalt surfacing, in good condition and repair, and, at its cost, to effect any necessary repairs to the electrical wiring, heating, ventilation, air conditioning and plumbing systems, and to clean and paint the interior and exterior of the leased premises as the same may or might be necessary in order to maintain said premises in a clean, attractive and sanitary condition. Tenant shall keep all driveways reasonably free from ice and snow and shall maintain all lawns and landscaping, except as hereinafter expressly set forth. Any alterations or improvements to the leased premises shall become the property of Landlord at the expiration or sooner termination of the lease, except as herein otherwise provided.

                  (c) Tenant agrees to repair all damage to the premises, including any damage to foundation, roof or structure, resulting from acts of the Tenant or Tenant's representatives. Except for Tenants maintenance obligations contained in paragraphs 6(b) and 6(c), Landlord agrees to maintain the structure and foundation of the building in good condition and repair. Tenant shall promptly notify Landlord of any repairs to structure or foundation arising from other than acts of Tenant or Tenant's representatives and which Tenant believes are necessary. Landlord, at its discretion, and from time to time as it receives notice of needed repairs within the scope of its obligation as Landlord, may request and authorize Tenant to obtain bids and to contract directly for any such necessary repairs and to credit the cost of such repairs against lease payments due hereunder. Absent such specific authorization, however, or unless otherwise agreed in writing, Tenant shall have no authority to undertake repairs for or on behalf of Landlord or to otherwise credit lease payments for the costs of any repairs.

                  (d) Landlord and Tenant acknowledge that the roof on the premises is approaching the end of its serviceable period and that Landlord has contracted to replace the roof prior to or shortly after the commencement of the initial lease term hereunder. Until such time as the roof is replaced, Landlord agrees to undertake responsibility for repair and maintenance thereof as outlined in subparagraph (e) above, and Tenant agrees to keep Landlord reasonably advised, in writing, of the condition of the roof and to allow representatives of Landlord reasonable access thereto, for purposes of inspection and repair, as necessary. Tenant assumes responsibility for all roof maintenance, consistent with the provisions of subparagraph (c) above, from and after the date of installation and final acceptance of a new roof.

         7.   Erection  of   Partitions,   Fixtures  and  Other   Appurtenances;
Alterations and Construction.

                  (a) Tenant shall have the right to erect at Tenant's sole cost and expense such temporary partitions, including office partitions, and to alter existing partitions and to erect shelves, bins, fixtures, machinery, electrical fixtures, additional lights and wiring and other trade appliances, all as may be necessary to facilitate the handling of Tenants business. With the exception of open office modules, movable partitions, tools, machinery, specialized environmental control systems, deionized water systems, specialty production and plumbing fixtures and other specialty manufacturing fixtures, any such partitions or fixtures installed by Tenant shall remain with the leased premises and become the property of Landlord upon expiration of the lease. Damage caused by removal of tools and machinery shall be repaired by Tenant so as to return the premises to the condition and configuration existing before installation of said fixtures.

                  (b) Tenant, at its own cost or expense, may make such additional alterations in the budding as Tenant may reasonably require to conduct its business, subject to the following conditions: (i) no such improvements may materially alter the basic character of the building or existing improvements or weaken any structure of the premises; (ii) all such construction shall be done in a good and workmanlike manner and in accordance with plans and specifications having the prior written approval of Landlord, which consent shall not be unreasonably withheld; (iii) all such construction shall be done free of any liens for labor or materials; and (iv) Tenant shall indemnify, save and hold Landlord harmless from, and defend Landlord against, any loss, liability, damage or lien resulting from such construction.

         8. Erection and Removal of Signs. Tenant shall have the nonexclusive right to place suitable signs on the leased premises in areas designated by Landlord for the purpose of identifying Tenant or otherwise indicating the nature of the business carried on by the Tenant in said premises; provided, however, that such signs and their locations shall be in keeping with other signs in the district where the leased premises are located, and shall be subject to the prior approval of Landlord, which shall not be unreasonably withheld. Damage to the leased premises caused by the removal of such signs shall be repaired by Tenant.

         9. Glass. Tenant agrees to replace all glass broken or damaged during the term of its lease with glass of the same quality as that broken or damaged.

         10. Right of Entry by Landlord. Tenant at any time during the term of this lease shall permit inspection of the demised premises during normal business hours by Landlord or Landlord's agents or representatives for the purpose of ascertaining the condition of the demised premises. One Hundred Eighty (180) days prior to the expiration of this lease, Landlord may post suitable notice on the demised premises that the same are "for sale" or are "for rent or lease" and may show the premises to prospective tenants or purchasers at reasonable times. Landlord shall not, however, thereby unnecessarily interfere with the use of the demised premises by Tenant.

         11. Payment of Utilities. Tenant shall pay all charges for water, heat, gas, sewer, electricity, telephone and any and all other utilities used on the leased premises.

         12. Payment of Taxes and Other Assessments. General real property taxes and assessments on the leased property shall be paid by Landlord, in consideration of the rent payable by Tenant hereunder. Tenant shall pay all other taxes, assessments, license fees and charges incidental to the conduct of Tenants business on the leased premises during the term of this lease, and any extensions thereof, including any taxes assessed on Tenants personal property situated on the premises, and shall preserve the leased premises free and clear of any liens or charges attributable thereto; provided, however, that Tenant may contest or dispute any such tax, or the amount thereof, upon providing sufficient surety for the payment thereof.

         13. Assignment and Subletting. Neither this lease nor any interest herein may be assigned by Tenant voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, and neither all nor any part of the leased premises shall be sublet by Tenant without the prior written consent of Landlord. However, Landlord agrees not to withhold or delay its consent unreasonably. Landlord further agrees not to withhold or delay its consent to an assignment if the proposed assignee's financial standing and responsibility at the time of the proposed assignment is sufficient to give Landlord reasonable assurance of the payment of all rents and other amounts required under this lease, and of compliance with all of the terms, covenants, provisions, and conditions hereof Upon such assignment Tenant shall be released from all liability arising or accruing hereunder after the effective date of the assignment, provided that the assignee shall execute, acknowledge and deliver to Landlord an assumption agreement, in form and substance satisfactory to Landlord in the good faith exercise of its reasonable judgment whereby such assignee agrees to observe, perform, and keep all of the terms, provisions, covenants and conditions required to be observed, performed and kept as tenant hereunder.

         14. Damage, Destruction or Condemnation. If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord, to the extent of available insurance proceeds, shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the premises untenantable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the premises restored, unless such damage or destruction shall have been caused or actively contributed to by Tenant, its agents, servants, employees, invitees or licensees, in which case the rent shall not be abated to any extent whatsoever. If the damage or destruction shall be so extensive as to require the substantial rebuilding (i.e., expenditure of fifty percent (50%) or more of replacement cost) of the building or buildings on the demised premises, Landlord may elect to terminate this lease by written notice to Tenant given within thirty (30) days after the occurrence of such damage or destruction. If in the judgment of Landlord such damage or destruction cannot be repaired and restored within ninety (90) days from date of destruction, Tenant shall have the right to terminate this lease upon written notice given within thirty (30) days following such date of destruction, providing that, Tenant shall have no right of termination if such damage or destruction has been caused or actively contributed to by Tenant, its agents, servants, employees, invitees or licensees. In the event of condemnation, by any governmental authority, of the leased premises or such part thereof as shall substantially impair the ability of Tenant to conduct its business, this lease and the obligations of the parties hereto shall terminate as of the date of occupancy by such governmental authority. All proceeds and awards of condemnation, whether received or judgment of any court, shall be exclusively paid to and owned by Landlord, who shall have the sole right to negotiate and conclude a settlement of the condemnation award or to litigate such award, in its sole discretion, provided, however, that Tenant shall be entitled to make claim in its own name to the condemning authority for the value of loss of business (to the extent that it does not reduce Landlord's award) and for the costs of relocating its business and of any moveable furniture, items of personal property, and other items belonging to Tenant that can be removed from the premises without in anyway altering or damaging the lease premises.

         15. Injuries and Property Damage. Tenant agrees to indemnify, hold harmless and defend Landlord from any and all claims of any kind or nature arising from Tenant's use of the demised premises during the ten-n hereof, except for such claims that may arise by virtue of the acts of Landlord, its agents or contractors, and Tenant hereby waives all claims against Landlord for damages to goods, wares or merchandise or for injury to persons in and upon the premises from any cause whatsoever, except such as might result from the negligence of Landlord to perform its obligations hereunder within a reasonable time after notice in writing by Tenant requiring such performance by Landlord.

         16.      Insurance.

                  (a) Landlord shall procure and keep in force fire and extended coverage insurance insuring Landlord and Tenant against loss of, or damage to, the building or other improvements on the demised premises, such insurance shall be equivalent to the replacement value of the building on the date of this lease as is agreed. The agreed value of the building for these purposes and as of the date hereof, is $775,000, exclusive of the land. Said policy shall include an endorsement or term requiring the amount of such insurance to be increased on a regular basis to maintain the insurance in an amount equal to the value of the building.

                  (b) Tenant shall procure and keep in force insurance against loss of or damage to Tenant's improvements or betterments, trade fixtures, furnishings, equipment, machinery, inventory and contents, which is caused by fire and other casualties, Such insurance shall be underwritten by a responsible insurance company or companies qualified to do business in the State of Utah and such insurance shall be in an amount equal to the full replacement value of such building and other improvements. Such insurance shall cover: (1) loss or damage by fire; (2) loss or damage arising from the normal extended coverage perils which presently are windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke; (3) loss or damage arising from vandalism and malicious mischief, and (4) if the premises contain a fire sprinkler system, damage resulting from sprinkler leakage or malfunction. Landlord (and, at Landlord's option, the lender interested under any mortgage or similar instrument then affecting the demised premises) shall be named as an insured on each such policy. The proceeds of insurance in case of loss or damage to the demised premises shall be paid to Landlord to be applied on account of the obligations of Landlord to repair and/or rebuild the Premises pursuant to
Section 14 hereunder. Tenant shall pay one-twelfth of the cost of insurance purchased by Landlord each month with its rental payment.

                  (c) Tenant agrees to secure and keep in force throughout the lease term, at Tenant's own cost and expense, comprehensive general liability insurance covering Tenant against death, bodily or personal injury or property damage in the combined single limit amount of at least Five Hundred Thousand Dollars ($500,000.00). Such insurance coverage shall include a contractual liability endorsement covering Tenant's obligations of indemnity for death, bodily injury to persons and damage to property set forth in Section 15 hereof and a personal injury endorsement covering such wrongful acts as false arrest, false imprisonment, malicious prosecution and libel and slander. Tenant shall require any contractor of Tenant performing work within the demised premises to maintain workmen's compensation or similar insurance required by law and comprehensive general liability insurance including contractor's liability covering with broad form property damage endorsement.

                All insurance for Tenant is responsible under this lease shall be effected under enforceable policies issued by insurers either (i) approved by Landlord, or (ii) having a key guide general policy holders' rating of "B+" or above and a financial category rating of "Class XI" or above in the most recent edition of "Best's Insurance Reports" and a copy of the policy or a certificate of insurance shall be delivered to Landlord on or before the commencement date of this lease. Each policy shall provide by its terms that it is noncancellable except upon twenty (20) days prior written notice to Landlord. At least twenty
(20) days prior to the expiration date of any policy, the original renewal policy, a binder for such insurance or an effective certificate of insurance, shall be delivered by Tenant to Landlord evidencing compliance with the provisions of this Section 16. All policies shall name Landlord, Landlord's lender(s), and Tenant as insureds. All policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. All such policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss occasioned to it, its servants, agents, and employees by reason of the negligence of Tenant.

                  (e) Landlord hereby waives, and Tenant hereby waives, any rights it may have against the other party on account of any loss or damage (i) to the demised premises and its contents and (ii) arising from any risk generally covered by fire and extended coverage insurance. Tenant and Landlord shall obtain a clause or endorsement in the policies of such insurance which Landlord and Tenant obtains in connection with the demised premises to the effect that the insurer waives, or shall otherwise be denied, the right of subrogation against the other party for loss covered by such insurance. It is understood that such subrogation waivers may be operative only as long as such waivers are available in the State of Utah and do not invalidate any such policies. If such subrogation waivers are allegedly not operative in the State of Utah notice of such fact shall be promptly given by Tenant to Landlord.

                  (f) Any mortgage lender interested in any part of the demised premises may, at Landlord's option, be afforded coverage under any policy required to be secured by Landlord or Tenant hereunder, by use of a named mortgagee's endorsement to the policy concerned.

         17. Surrender of Premises. Tenant agrees to surrender up the leased premises at the expiration, or sooner termination, of this lease, or any extension thereof, in the same condition, or as altered pursuant to the provisions of this lease, ordinary wear, tear and damage by the elements excepted.

         18. Quiet Enjoyment. If and so long as Tenant pays the rent reserved by this lease and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the demised premises, subject however, to the terms of this lease, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the demised premises throughout the term of this lease.

         19. Waiver of Covenants or Conditions. It is agreed that the waiving of any of the covenants or conditions of this lease agreement by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant, condition, or any provision herein contained.

         20. Default (other than in Payment of Rent).

                  (a) If Tenant shall fail or otherwise default in the fulfillment of any of the covenants and conditions hereof except default in payment of rent Landlord may, at its option, after thirty (30) days' prior written notice to Tenant, make performance for Tenant and for that purpose advance such amounts as may be necessary. Any amounts so advanced or any expense incurred or sum of money paid by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provisions of this lease or in defending any action to which Landlord may be subject by reason of any such failure or any reason of this lease or in defending any action to which Landlord may be subject by reason of any such failure or any reason of this lease, shall be deemed to be additional rent for the leased premises and shall be due and payable to Landlord on demand. The receipt by Landlord of any installment of fixed rent or of any additional rent hereunder shall not be a waiver of any other rent then due.

                  (b) If Tenant shall default in fulfillment of any of the covenants or conditions of this lease (other than the covenants for the payment of rent or other amounts) and any such default shall continue for a period of thirty (30) days after notice, then Landlord may, at its option, terminate this lease by giving Tenant notice of such termination and, thereupon, this lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration of the term of this lease and Tenant shall then quit and surrender the leased premises. If such default cannot be remedied within the period of thirty (30) days by use of reasonable diligence, then such additional time shall be granted as may be necessary, provided Tenant takes immediate action on receipt of the notice and proceeds diligently to remedy the default.

         21. Default in Rent, Insolvency of Tenant. If Tenant shall: (i) default in the payment of the rent reserved hereunder, or any part thereof, or in making any other payment therein provided for, and any such default shall continue for a period of fifteen (15) days after the date when payable; (ii) abandon or vacate the leased premises or any part thereof, (iii) be dispossessed therefrom by or under any authority other than Landlord; (iv) file a voluntary petition in bankruptcy; (v) be subjected to any petition to institute any involuntary proceeding under any insolvency or bankruptcy act or a composition with creditors or if a receiver or trustee shall be appointed for Tenant through involuntary bankruptcy proceedings, including an attempted assumption of this lease by said trustee under Section 365 of Title 11, United States Code, which condition is not abated or discharged by Tenant within sixty (60) days; or, (vi) admit in writing its inability to pay its obligations generally as they become due; or (vii) if the leasehold estate created hereby shall be taken on execution or by any process of law and not abated, discharged or redeemed by Tenant within sixty (60) days; or (viii) by word or action, indicate a clear intent not to continue with performance of this lease; then Landlord may, at its option, take any or all of the following actions, without further notice or demand of any kind to Tenant, or to any guarantor of this lease, or to any other person:

                  (a) Landlord may immediately reenter and remove all persons and property from the leased premises, storing such property in a public place, warehouse, or elsewhere for the account of, and at the risk of Tenant, all without service of notice or resort to legal process (unless required by law) and without being deemed guilty of, or liable in, trespass, forcible entry or in damages resulting from such reentry and removal. No such reentry or taking possession of the leased premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention is given by Landlord to Tenant. AR property of Tenant which is stored by Landlord pursuant hereto may be redeemed by Tenant within thirty (30) days after Landlord takes possession thereof upon payment to Landlord in full of all obligations then due from Tenant to Landlord hereunder and of all costs incurred by Landlord in moving such property and providing such storage. If Tenant fails to redeem such property within said thirty (30) day period, Landlord may sell such property in any reasonable manner and shall apply the proceeds of such sale actually collected first against the costs of moving, storage and sale and then against any other obligation due from Tenant under this lease with any remaining surplus being remitted to Tenant.

                  (b) Landlord may relet the leased premises or any portion thereof at any time or from time to time and for such term or terms and upon such conditions and at such rentals as are reasonably prudent under the circumstances. Whether or not the leased premises, or any portion thereof, are relet by Landlord, Tenant shall pay to Landlord all amounts required to be paid by Tenant hereunder up to the date that Landlord removes Tenant from the leased premises, and thereafter Tenant shall pay to Landlord, until the end of the term, the amount of rent and other amounts required to be paid by Tenant pursuant to this lease. Such payments by Tenant shall be due at such times as are provided elsewhere in this lease, and Landlord need not wait until the termination of this lease, through expiration of the term or otherwise, to recover such payments by legal action or in any other manner. If Landlord relets the leased premises, or any portion thereof, such reletting shall not relieve Tenant of any obligation hereunder, except that Landlord shall apply the rent or other proceeds actually collected by it as a result of such reletting (i) against the costs of removing Tenant and its property, (ii) against the costs of reletting including the cost of clean-up, repair or modification of the leased premises and the fee of any realtor, (iii) against any amount due from Tenant hereunder to the extent that such rent or other proceeds compensate Landlord for the nonperformance of any obligation of Tenant hereunder and (iv) any residue shall be held by Landlord and applied in payment of future rent as such may become due and payable hereunder. Landlord may execute any lease made pursuant hereto in its own name, and the tenant thereunder shall be under no obligation to control or monitor the application by Landlord of any rent or other proceeds paid to Landlord thereunder nor shall Tenant have any right to collect any portion of such rent or other proceeds. Landlord shall not by any reentry or other act be deemed to have accepted any surrender by Tenant of the leased premises, or any portion thereof or Tenants interest therein, or be deemed to have otherwise terminated this lease, or to have relieved Tenant of any obligation hereunder, unless Landlord shall have given Tenant express written notice of Landlord's election to do so. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for any previous breach by Tenant.

                  (c) Landlord may collect by suit or otherwise, without reletting the leased premises, each installment of rent or other sum as it becomes due hereunder, or enforce, by suit or otherwise, any other covenant or obligation which is required to be performed by Tenant or cure any default on behalf of Tenant and thereafter bill Tenant for the reasonable costs so incurred.

                  (d) Landlord may terminate this lease by written notice to Tenant. In the event of such termination, Tenant agrees to immediately surrender possession of the leased premises. Such termination shall not relieve Tenant of any obligation hereunder which has accrued prior to the date of such termination and Landlord may recover from Tenant all damages it has incurred by reason of Tenants breach, including the cost of recovering the leased premises, reasonable attorneys' fees, and the worth (or present value) at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved under this lease for the remainder of the stated term over the then rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. The "worth or present value" shall be determined by using an interest rate of ten percent (10%) per annum or the legal rate permitted by law, whichever is lower. In determining the amount of rent reserved under this lease subsequent to such termination, the rent which would have been paid for each year of the unexpired term shall be deemed to equal the average yearly minimum, percentage and additional rents paid by Tenant hereunder from the commencement date to the time of default.

         22. Failure to Perform Covenant. Any failure on the part of either party to this lease to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any other similar cause beyond the control of the party so failing to perform, to the extent and for the period that such cause continues, save and except that provisions of this paragraph shall not excuse a nonpayment of rent or other sums on due date.

         23. Time. Time is of the essence of this lease and every term, covenant and condition herein contained.

         24. Liens. Tenant agrees not to permit any lien for moneys owing by Tenant to remain against the leased premises for a period of more than thirty
(30) days. Should any such lien be filed and not released or discharged within that time, unless Tenant shall contest the same and provide sufficient surety for the payment thereof Landlord may, at Landlord's option (but without any obligation to do so), pay or discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the leased premises which Tenant is obligated hereunder to pay and which may or might become a hen on said premises. Tenant agrees to repay any such sums so paid by Landlord upon demand therefor, together with interest at the rate of eighteen percent (18%) per annum from the date any such payment is made.

         25. Notices. Any notice required or permitted to be given hereunder shall be deemed sufficient, if given by a communication in writing, by United States mail, postage prepaid, and addressed as follows:

If to Landlord, at the following address:

                  Hayter Properties, Inc.
                  c/o David W. Slaughter, Esq.
                  Snow, Christensen & Martineau
                  10 Exchange Place, Eleventh Floor P. 0. Box 45000 Salt Lake City, Utah 84145-5000
If to Tenant, at the following address:

                  IOMED, Inc.
                  Attn: Robert Lollini, Vice President
                         of Finance and CFO
                  3385 West 1820 South
                  Salt Lake City, Utah 84104

         26. Rights of Successors and Assigns. The covenants and agreements contained in the within lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successor in interest and legal representatives, except as expressly otherwise provided hereinbefore.

         27. Surrender of Premises. At the expiration of this lease, Tenant shall surrender the leased premises in the same condition as existed on the commencement date of this lease, approved alterations and reasonable wear and tear excepted. Before surrendering the leased premises, Tenant shall remove all of its personal property and trade fixtures and such alterations or additions to the leased premises made by Tenant as may be specified for removal by Landlord, and shall repair any damage caused by such property or the removal thereof and shall leave the leased premises in a clean and orderly condition. If Tenant fails to remove its personal property and fixtures on or prior to the expiration date of this lease, Landlord may either (i) deem such to be abandoned in which case it shall become the property of Landlord or (ii) remove and dispose of such at Tenants expense. On or prior to the expiration date of this lease, Tenant shall surrender to Landlord all keys to the leased premises.

         28. Holding Over. Any holding over after the expiration of the term hereof shall be construed to be a tenancy from month to month at the rents in effect on such expiration date (prorated on a monthly basis) and on the other terms and conditions herein set forth except for those which are inconsistent with a month to month tenancy. Landlord reserves the right to adjust base rent amounts payable monthly over the period of any such month-to-month tenancy, on advance notice of not less than thirty (30) days.

         29. Attorneys' Fees. If either party to this lease is required to initiate or defend litigation in any way connected with this lease, the prevailing party in such litigation in addition to any other relief which may be granted, whether legal or equitable, shall be entitled to reasonable attorneys fees. If either party to this lease is required to initiate or defend litigation with a third party because of the violation by the other party of any term, provision or obligation contained in this lease, then the party so litigating shall be entitled to reasonable attorneys' fees from the other party to this lease. Attorneys' fees shall include attorneys' fees on any appeal, and in addition a party entitled to attorneys' fees shall also be entitled to all other reasonable costs for investigating such action, taking depositions and the discovery, travel, and all other necessary costs incurred in such litigation. All fees due hereunder shall be paid whether or not any such litigation is prosecuted to judgment.

         30. Past Due Sums. If Tenant fails to pay, when the same is due and payable, any rent or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of one and one-half percent (1-1/2%) per month, for an annual rate of eighteen percent (18%).

         31. Governing Law; Venue. This lease shall be deemed to have been executed in Salt Lake City, Utah, and the laws of the State of Utah shall govern the validity, performance and enforcement of any obligation contained herein. Should either party institute a legal suit or action for enforcement of any obligation contained in this lease, it is agreed that the venue of such suit or action shall be in the County of Salt Lake, State of Utah.

         32. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of an amount less than is due hereunder shall be deemed to be other than payment towards or on account of the earliest portion of the amount then due, nor shall any endorsement or statement on any check or payment (or any letter accompanying any check or payment) be deemed an "accord and satisfaction" (or payment in full), and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such amount or pursue any other remedy provided herein.

         33. All Prior Agreements Superseded. This lease modifies and replaces, as of August 1, 1993, all prior leases and agreements executed between the parties hereto, which leases are void and unenforceable as of the first day of the lease term hereunder.

         IN WITNESS WHEREOF, the parties hereto caused these presents to be executed the day and year first above written.

LANDLORD:                                                 TENANT:

HAYTER PROPERTIES, INC.                                   IOMED, INC.



By: /s/ S. J. Hayter                              By: /s/ Robert J. Lollini

Its Company Secretary                             Its Vice President & CFO